SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2019

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Commission File Number 0-51331

Maryland    75-3199276
(State or Other Jurisdiction    (I.R.S. Employer
of Incorporation)    Identification No.)
60 North Frontage Road, Burr Ridge, Illinois 60527
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, on November 18, 2019 William J. Deutsch, Jr. President of the BankFinancial NA ("Bank") Commercial Leasing Division, tendered his resignation.
On December 12, 2019 Mr. Deutsch agreed to perform consulting services for the Bank for a period of two and one half months beginning December 18, 2019. During this period, Mr. Deutsch shall provide up to 160 hours of consulting services as may be requested, with respect to equipment lease and commercial finance practices and industry standards or information, including historical information (the “Services”). Such Services shall be rendered to the Board of Directors or the Chief Executive Officer of the Bank, or such other officers of the Bank as are mutually agreed upon between Mr. Deutsch and the Bank. The Services to be provided by Mr. Deutsch in any month during the term shall require no more than 20 hours per week of his time unless otherwise agreed by the parties. A deficiency of hours in any month may be made up in another month, and any surplus hours in any month may be credited to another month. The Company will pay Mr. Deutsch a consulting fee of $20,000.00.
The forgoing description of the Agreement is not complete and subject to, and qualified in its entirety by the text of the Agreement, which is attached as Exhibit 10.1 to this Current Report, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)    Not Applicable.
(b)    Not Applicable.
(c)    Not Applicable.
(d)    Exhibits.

Exhibit No.    Description
10.1Consulting Agreement dated as of December 12, 2019, between BankFinancial, National Association and William J. Deutsch, Jr.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:	December 17, 2019	BANKFINANCIAL CORPORATION
		By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and Chief Executive Officer